WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
                                 1000 Louisiana
                              Houston, Texas 77002


                                 March 29, 2001

Tandycrafts, Inc.
1400 Everman Parkway
Fort Worth, Texas 76140

Attention:  Leo C. Taylor, Senior Vice President of Finance

            Re:   Amended and Restated Revolving Credit Agreement dated October
               13, 2000 (as amended from time to time, the "Loan Agreement"), by and among Tandycrafts, Inc. ("Company"), various subsidiaries and affiliates of Company, Wells Fargo Bank Texas, National Association ("Agent"), as Agent, and Wells Fargo Bank Texas, National Association and Bank One, Texas, National Association (collectively, "Banks")

Dear Mr. Taylor:

          As you know, payment of the entire unpaid principal balance of the Facility A Revolving Credit Loans and the Facility A Notes and all accrued but unpaid interest thereon will be due and payable in full on March 31, 2001. Company has advised Agent and Banks that Company will not be able to pay the entire unpaid principal balance of the Facility A Revolving Credit Loans and the Facility A Notes and all accrued but unpaid interest thereon at the maturity date thereof and that an Event of Default will occur under the Loan Agreement as a result thereof.

          Company has requested that Agent and Banks forebear from exercising certain of their rights and remedies available under the Loan Agreement, the Collateral Documents, and the other Loan Documents on account of Company's failure to pay the entire unpaid principal balance of, and accrued but unpaid interest on, the Facility A Revolving Credit Loans and the Facility A Notes at their maturity on March 31, 2001, in accordance with the terms of the Facility A Notes and the Loan Agreement, and to perform or observe the covenants contained in the second sentence of Section 2.06 of the Loan Agreement, Section 7.01(a) of the Loan Agreement with respect to, but only with respect to, the failure of Company to deliver statements for the months of December 2000 and January 2001, Sections 8.01, 8.02, 8.03, and 8.04 of the Loan Agreement, and Section 7.09 of the Loan Agreement to the extent, but only to the extent, that the violations of Sections 2.06, 7.01(a), 8.01, 8.02, 8.03, and 8.04 of the Loan Agreement
described in this sentence also constitute violations of Section 7.09 of the Loan Agreement (herein collectively referred to as the "Existing Events of Default") for the period from the date hereof through the earlier to occur of April 16, 2001 or a Termination Event (as defined hereinbelow) (the "Forbearance Period"), in order to permit Company to submit to Agent and Banks, not later than April 6, 2001, a detailed written plan to provide for the repayment of the Obligation on a basis satisfactory to Agent and Banks and to enable Agent and Banks to review such plan and to permit Company to engage an investment banking firm or other qualified professional to explore the possible sale of Company and the refinancing of the Obligation.

          This letter is to advise Company that subject to the terms and conditions of this letter, during the Forbearance Period Agent and Banks, without waiving, curing or ceasing the continuance of the Existing Events of Default, hereby agree to forebear from taking possession of any Collateral, foreclosing or otherwise enforcing any Lien granted to Agent or Banks to secure payment of the Obligation, reducing any claim to judgment, exercising any of the Agent's or Banks' rights under the Guaranty Agreements, or, except as otherwise provided in this letter, exercising any rights under Section 12.11 of the Loan Agreement on account of the Existing Events of Default; provided, however, that such forbearance shall be effective only with respect to such specifically enumerated Existing Events of Default and shall terminate and cease to be of any force or effect (i) automatically upon the occurrence of any of the events enumerated in clauses (a), (b), (c), (d), (e), (f), (g), and (h) below, or (ii) after Agent sends written notice to Company upon the occurrence of any of the other events enumerated below and Company fails to cure such default within one
(1) Business Day after such notice is deemed received under Section 12.02 of the Loan Agreement. Upon the cessation of such forbearance as provided in the immediately preceding sentence, Agent and Banks may exercise all of their rights and remedies available under the Loan Agreement, the Collateral Documents, the other Loan Documents, and applicable law. The events the occurrence of which will (or may) result in the termination of the forbearance granted by this letter are as follows (the "Termination Events"):

          (a) There shall occur an Event of Default under the Loan Agreement other than an Existing Event of Default expressly referenced herein;

          (b) Company or any Guarantor shall (i) conceal, remove or permit to be concealed or removed, any part of its property, with intent to hinder, delay or defraud any of its creditors; or (ii) make or suffer a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (iii) make any transfer of its property to or for the benefit of a creditor on account of an antecedent debt, while insolvent and at a time when other creditors similarly situated have not been paid;

          (c) Company or any Guarantor shall enter into, or be a party to, any transaction which adversely affects (i) any of the Collateral, (ii) the interests of Agent or Banks therein, (iii) the ability of Company to pay the Obligation or to comply with its other obligations under the Loan Agreement, any of the Collateral Documents, or any of the other Loan Documents, or (iv) the ability of any Guarantor to comply with its obligations under the Collateral Documents or any of the other Loan Documents;

          (d) There shall occur after the date hereof any material adverse change in the business, assets, liabilities, financial condition, results of operations or business prospects (financial or otherwise) of Company or any Guarantor, in each case as determined by Agent in its sole discretion;

          (e) The holders of indebtedness of Company or any Guarantor shall accelerate the payment of such indebtedness, exercise any rights with respect thereto or commence any action against Company or such Guarantor for the purpose of collecting such indebtedness;

          (f) Company shall fail to submit the written plan described in the second paragraph of this letter to Agent and Banks by April 6, 2001;

          (g) Company shall fail to deliver to each Bank by April 6, 2001, the statements required by Section 7.01(a) of the Loan Agreement for the months of December 2000 and January 2001;

          (h) Company shall fail to deliver to each Bank by April 13, 2001, the statements required by Section 7.01(a) of the Loan Agreement for the month of February 2001;

          (i) Company or any Guarantor shall fail to provide promptly, upon the request of Agent or Banks, such data, certificates, reports, statements, documents, business plans or further information regarding the business, assets, liabilities, financial condition, results of operations, projections or business prospects of Company or any Guarantor as Agent or Banks may reasonably request, including but not limited to the information required to be furnished pursuant to Section 7.01 of the Loan Agreement, in each case in form and substance and certified in a manner reasonably satisfactory to Agent; and

          (j) If requested by Agent or Banks, Company or any Guarantor shall fail (i) to grant consultants engaged by Agent or Banks at any reasonable time and from time to time full and complete access on a confidential basis (except that nothing herein shall prohibit such consultants from discussing the results of their review at any time with Agent and/or Banks or counsel for Agent and/or Banks) to all of the business facilities, books and records of Company and its Subsidiaries, or (ii) to cooperate with such consultants in the performance of their engagement.

          Notwithstanding anything contained in this letter to the contrary, the forbearance granted by Agent and Banks in this letter does not include any prohibition or restriction on the right of Agent and/or Banks to, and Agent and Banks specifically reserve and retain the right at any time and from time to time during the Forbearance Period to, (a) refuse to make any additional Advances under the Notes, (b) refuse to issue any additional Letter of Credit,
(c) apply for and obtain, by appropriate judicial action, appointment of a receiver, custodian, trustee, intervenor, or liquidator for any part of the Collateral, (d) file a complaint or petition against Company and/or any Guarantors seeking or instituting a bankruptcy, insolvency, reorganization or rehabilitation of Company or any Guarantors, and (e) except as limited in the immediately preceding paragraph, exercise any and all rights afforded by applicable law or any of the Loan Documents.

          Conditions precedent to the agreement by Agent and Banks to grant the forbearance provided in this letter are the timely satisfaction by Company of the following terms and conditions:

     1. Company shall have executed this letter and returned a duly executed copy of this letter to Agent and Banks prior to 5:00 p.m. Dallas, Texas time on March 30, 2001.

     2. Company shall have paid to Agent for the benefit of Banks all unpaid interest which has accrued on the Facility A Notes through March 31, 2001, such payment to be received by Agent in immediately available funds by April 2, 2001.

     3. Company shall have paid to Law, Snakard & Gambill, P.C., outside legal counsel for Agent, all attorneys' fees incurred by Agent through March 30, 2001, in connection with the negotiation, preparation, execution, delivery, and interpretation of the Loan Agreement, the other Loan Documents, and any and all amendments, modifications, supplements, and waivers thereof or thereto, in connection with the sale of any assets of Company or any Guarantor, and/or in connection with any actions or transactions contemplated by or arising under or pursuant to any of the Loan Documents, such payment to be made directly to Law, Snakard & Gambill, P.C., counsel for Agent, by April 2, 2001.

          The written plan to provide for the repayment of the Obligation that is required by the second paragraph of this letter shall state in detail and with specificity all of the actions to be taken to provide for the repayment of the Obligation, the objective of each action, the name of the person or persons primarily responsible for taking each action, the date by which each action will be initiated, and the date by which each action will be completed.

          Notwithstanding anything contained in this letter or in the Loan Agreement to the contrary, if at any time during the Forbearance Period the aggregate of the Revolving Credit Loans and the Letter of Credit Liability shall exceed the Borrowing Limit then in effect, Agent and Banks shall have the right, and Company, for and on behalf of Company and each Guarantor, hereby authorizes Agent and Banks, at any time and from time to time, without notice, which is hereby expressly waived by Company, and whether or not Agent or Banks shall have declared the Obligation to be due and payable in accordance with the terms of the Loan Agreement, to set off against, and to appropriate and apply to the payment of the Obligation (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Agent or any Bank to Company or any Guarantor (whether payable in U.S. Dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced and specifically including, without limitation, the lock box account maintained at Bank One, N.A. and Company's and each Guarantor's operating accounts) to the extent necessary to reduce the aggregate of the Revolving Credit Loans and the Letter of Credit Liability to an amount equal to the Borrowing Limit then in effect and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Agent and/or Banks, in their sole discretion, may elect.

          Notwithstanding the agreement by Agent and Banks to enter into this letter agreement, Company acknowledges and agrees that the Facility A Revolving Credit Loans and the Facility A Notes will mature on March 31, 2001, in accordance with their terms and are and will be due and payable in full on March 31, 2001, and that the Existing Events of Default have occurred and are continuing. Nothing herein shall be deemed to waive or otherwise excuse Company's obligation pursuant to Section 12.03 of the Loan Agreement to pay, on demand, any fees, costs and expenses of Agent and Banks.

          Company hereby agrees to perform such acts and to execute, acknowledge and deliver, and to cause each Guarantor to perform such acts and to execute, acknowledge and deliver, such instruments, documents and other writings, from time to time and at Company's expense, as Agent and/or Banks may reasonably request, in order to protect the interests of Agent and Banks in the Collateral.

          Company, Agent, and Banks have agreed and hereby agree that the decision by Agent and Banks to make such forbearance is not and shall not be deemed to constitute an undertaking by Agent or Banks to forebear or refrain at any time from exercising any or all rights and remedies available to Agent or Banks under the Loan Agreement, any Collateral Document, any of the other Loan Documents, or applicable law upon the occurrence of one or more of the Termination Events enumerated above. Interest on the Facility A Revolving Credit Loans and the Facility A Notes shall continue to accrue during the Forbearance Period at the rate of 17.0% per annum and shall be due and payable in accordance with the terms of the Loan Agreement.

          Notwithstanding the agreement by Agent and Banks to enter into this letter agreement, Agent and Banks hereby advise Company, and Company hereby acknowledges that, except as and to the extent of Agent's and Banks' forbearance expressly referenced herein and solely for the time period specified herein, Agent and Banks require strict compliance with all of the terms, provisions and conditions of the Loan Agreement, the Collateral Documents, and the other Loan Documents. Further, this is to confirm, and Company acknowledges, that Agent's and Banks' present intention is not to extend the forbearance set forth herein beyond April 16, 2001, and that after April 16, 2001, Agent and Banks may exercise all rights and remedies available to Agent and Banks under the Loan Agreement, the Collateral Documents, and the other Loan Documents.

          In order to induce Agent and Banks to grant the forbearance provided in this letter, Company represents and warrants to Agent and Banks, for itself and for and on behalf of each Guarantor, that fixed assets of Company and/or Guarantors having an aggregate book value of $904,629.00 as of the date of the sale of such fixed assets were sold or otherwise disposed of in connection with the sale of assets by Cargo Furniture, Inc. to New Cargo Furniture, Inc. and in connection with the sale of assets by Tandy Leather Dealer, Inc. and TLC Direct, Inc. to Leather Tan Acquisition, Inc.

          Notwithstanding anything contained in the Loan Agreement to the contrary and notwithstanding the amount by which the Fixed Asset Component of the Borrowing Base is required by the terms of the Loan Agreement to be reduced as a result of the sale of any of the fixed assets of Cargo Furniture, Inc., Tandy Leather Dealer, Inc., or TLC Direct, Inc., for purposes of computing the Borrowing Base during the Forbearance Period, the Fixed Asset Component of the Borrowing Base shall be deemed to be $15,000,000.00.

          The forbearance that is addressed in this letter is limited to the specific period of time and the specific circumstances set forth in this letter and does not constitute a waiver of or acquiescence to any Event of Default or any breach or violation of any covenant or requirement of the Loan Agreement, whether such is past, present or future and whether it is known or unknown to Agent or Banks.

          In the event of any conflict between this letter and the Loan Agreement, the provisions of this letter shall control and the Loan Agreement shall be construed accordingly. All terms used in this letter which are not otherwise defined in this letter shall have the meanings as given to such terms in the Loan Agreement.

          If Company agrees to and accepts the terms and conditions of this letter, please so indicate by having an authorized officer of Company date and sign the enclosed two counterparts of this letter where indicated and return such signed counterparts to the undersigned.


          A telecopied facsimile of a duly executed counterpart of this letter shall be sufficient to evidence the binding agreement of each party to the terms hereof.

                                   Sincerely,

                                   WELLS FARGO BANK TEXAS,
                                   NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------
                                      Roger Fruendt, Vice President


AGREED TO AND ACCEPTED:

TANDYCRAFTS, INC.


By:
   ------------------------------------
      Name:
           ----------------------------
      Title:
            ---------------------------

Date: March ___, 2001




          Bank One, NA (as successor by merger to Bank One, Texas, National Association), with its main office in Chicago, Illinois, joins in the execution of this letter to indicate its agreement with and consent to the terms and conditions of this letter.


                                   BANK ONE, NA


                                   By:
                                      ---------------------------------------
                                      Randall B. Durant, First Vice President

                                   Date: March 29, 2001
211567.6(MS)